MainStay ICAP Equity Fund	Summary Prospectus February 28, 2017
Class/Ticker	A ICAUX Investor ICANX C ICAVX I ICAEX R1 ICAWX R2 ICAYX R3 ICAZX

To Statutory Prospectus To Statement of Additional Information

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2017, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks total return.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional; in the "Information on Sales Charges" section starting on page 110 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts; and in the "Alternative Sales Arrangements" section on page 109 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.25%	0.50%
Other Expenses	0.09%	0.33%	0.32%	0.09%	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	1.14%	1.38%	2.12%	0.89%	0.99%	1.24%	1.49%

1.  A contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 24 months of the date of purchase on shares that were purchased without an initial sales charge.

2. The management fee is as follows: 0.80% on assets up to $5 billion; 0.775% on assets from $5 billion to $7.5 billion; and 0.75% on assets in excess of $7.5 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R1	Class R2	Class R3
		Class	Assuming no redemption	Assuming redemption at end of period
1 Year	$ 660	$ 683	$ 215	$ 315	$ 91	$ 101	$ 126	$ 152
3 Years	$ 892	$ 963	$ 664	$ 664	$ 284	$ 315	$ 393	$ 471
5 Years	$ 1,143	$ 1,264	$ 1,139	$ 1,139	$ 493	$ 547	$ 681	$ 813
10 Years	$ 1,860	$ 2,116	$ 2,452	$ 2,452	$ 1,096	$ 1,213	$ 1,500	$ 1,779
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

(NYLIM) NL243 MSICE01-02/17

Principal Investment Strategies

The Fund invests primarily in U.S. dollar-denominated equity securities of U.S. and foreign companies with market capitalizations (at the time of investment) of at least $3 billion. The Fund seeks to achieve a total return greater than the Russell 1000® Value Index over longer periods of time and indices comprised of value-oriented stocks over shorter periods of time.

The Fund typically holds between 40 and 50 securities. Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks and other equity securities. Other equity securities may include American Depositary Receipts, warrants, real estate investment trusts ("REITs"), preferred stocks and other securities convertible or exchangeable into common stock. The Fund intends to invest substantially all of its assets in equity securities at all times.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management.

The Subadvisor may sell or reduce a position in a security if it sees a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Fund’s Subadvisor may underperform the market or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: The value of the Fund's investments may fluctuate because of changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares.

Portfolio Management Risk: The investment strategies, practices and risk analysis used by the Subadvisor may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Fund's holdings. Opportunity for greater gain often comes with greater risk of loss.

Market Capitalization Risk: To the extent the Fund invests in the securities issued by small-, mid-, or large-cap companies, the Fund will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Concentrated Portfolio Risk: Because the Fund typically invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer than a fund that is less concentrated.

Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Real Estate Investment Trust Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by REITs depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Past Performance

The following bar chart and table indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the last ten years. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-, five- and ten-year periods compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Value Index as its primary benchmark. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Fund has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Performance is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2007-2016)

Best Quarter
3Q/09	16.29%
Worst Quarter
4Q/08	-22.43%

Average Annual Total Returns (for the periods ended December 31, 2016)

			5 Years or	10 Years or
	Inception	1 Year	Since	Since
			Inception	Inception
Return Before Taxes
Class I	12/31/1994	5.38%	11.29%	5.31%
Return After Taxes on Distributions
Class I		3.59%	9.20%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.45%	8.82%	4.13%
Return Before Taxes
Class A	9/1/2006	-0.69%	9.76%	4.41%
Investor Class	4/29/2008	-0.91%	9.52%	4.75%
Class C	9/1/2006	3.11%	9.95%	4.02%
Class R1	9/1/2006	5.26%	11.19%	5.21%
Class R2	9/1/2006	4.99%	10.90%	4.93%
Class R3	9/1/2006	4.75%	10.62%	4.67%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)		17.34%	14.80%	5.72%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		11.96%	14.66%	6.95%

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Fund's Manager. Epoch Investment Partners, Inc. serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	Eric Sappenfield, Managing Director	Since January 2017
	Michael Welhoelter, Managing Director	Since January 2017
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since January 2017
	John Tobin, Managing Director	Since January 2017
	Kera Van Valen, Managing Director	Since January 2017
How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies for investments in Investor Class and Class C shares. However, for Investor Class and Class C shares investing through AutoInvest, MainStay’s systematic investment plan, a $500 initial investment minimum and $50 minimum for subsequent purchases applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information.

To Statutory Prospectus To Statement of Additional Information